Exhibit 99.2

Shareholder Update
May 2011

Forward-Looking Statements
Certain statements in this Shareholder Update, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding future contract mine production, costs market improvements, industry demand, and synergies that may be realized from the IRP acquisition. These forward-
looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: a change in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; our dependency on one railroad for transportation of a large percentage of our products; failure to exploit additional coal reserves; the risk that reserve estimates are inadequate; failure to diversify our operations; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased cost of raw materials; the effects of litigation, regulation and competition; lack of availability of financing sources; our compliance with debt covenants; the risk that we are unable to successfully integrate acquired assets into the business; our cash flows, results of operation or financial condition; the consummation of acquisition, disposition or financing transactions and the effect thereof on our business; governmental policies and regulatory actions; legal and administrative proceedings, settlements, investigations and claims; weather conditions or catastrophic weather-related damage; our production capabilities; availability of transportation; market demand for coal, electricity and steel; competition; our relationships with, and other conditions affecting, our customers; employee workforce factors; our assumptions concerning economically recoverable coal reserve estimates; future economic or capital market conditions; our plans and objectives for future operations and expansion or consolidation; our ability to integrate successfully operations that we may acquire or develop in the future, including those of IRP, or the risk that any such integration could be more difficult, time-consuming or costly than expected; the consummation of financing transactions, acquisitions or dispositions and the related effects on our business; uncertainty of our expected financial performance following completion of the IRP Acquisition; disruption from the IRP Acquisition making it more difficult to maintain relationships with customers, employees or suppliers; and the other risks detailed in our reports filed with the Securities and Exchange
Commission (SEC). The Company’s management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Agenda
● Opening Comments
● Market Review
● Miscellaneous

Opening Comments
Summary
● Completed Acquisition of IRP and Logan & Kanawha;
● Completed Acquisition of IRP and Logan & Kanawha;
● Completed Capital Markets Transactions to Close
 Acquisitions and Strengthen Balance Sheet;
● Completed Capital Markets Transactions to Close
 Acquisitions and Strengthen Balance Sheet;
● Short-Term Financial Impact From Transactions and Other
 Factors are Expected to be Reduced After Q-2
● Short-Term Financial Impact From Transactions and Other
 Factors are Expected to be Reduced After Q-2
● $25 Million of Annual Synergies on Track to be Realized
● $25 Million of Annual Synergies on Track to be Realized
● Sold Approximately 800,000 Tons of 2011 Thermal and Met
 Coal at $132.32
● Sold Approximately 800,000 Tons of 2011 Thermal and Met
 Coal at $132.32
● Pro-Forma Cash of $172.2 Million After Acquisition and
 Refinancing Transactions
● Pro-Forma Cash of $172.2 Million After Acquisition and
 Refinancing Transactions

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

Operations Review
Safety/Regulatory
● 1st Quarter NFDL (Non Fatal Days Lost) Rate of 1.45
● 1st Quarter NFDL (Non Fatal Days Lost) Rate of 1.45
● All Tracking and Communication Systems Should be
 Installed by the end of 2nd Quarter
● All Tracking and Communication Systems Should be
 Installed by the end of 2nd Quarter
● Continuing to Work Through Issues with EPA on Permits
● Continuing to Work Through Issues with EPA on Permits
● Continuing to Make Adjustments to Mine Operations to
 Comply with New and Modified MSHA Regulations
● Continuing to Make Adjustments to Mine Operations to
 Comply with New and Modified MSHA Regulations

Operations Review
Central Appalachia
● Q-1 Impacted by:
● Q-1 Impacted by:
 ● Diversion of Management to Acquisition and Due Diligence
 ● Diversion of Management to Acquisition and Due Diligence
 ● Minor Geological Issues
 ● Minor Geological Issues
 ● Winter Weather Impact on Labor, Surface Mines, and Trains
 ● Winter Weather Impact on Labor, Surface Mines, and Trains
 ● Learning Curve of New Operations Plans
 ● Learning Curve of New Operations Plans
● Seeing Cost Pressures From Raw Materials and Labor
● Seeing Cost Pressures From Raw Materials and Labor
● Metallurgical Mines
● Metallurgical Mines
 ● Two Mines Currently Producing
 ● Two Mines Currently Producing
 ● All Production is Being Blended into L & K Shipments
 ● All Production is Being Blended into L & K Shipments

Operations Review
Illinois Basin
● All Operations Impacted by Rain and Flooding
● All Operations Impacted by Rain and Flooding
● Costs Increased Due to Fuel and Explosives
● Costs Increased Due to Fuel and Explosives
● Significant Move Completed at Underground Mine
● Significant Move Completed at Underground Mine
● Log Creek Development Continuing on Schedule
● Log Creek Development Continuing on Schedule

Operations Review
IRP
● Acquisition Closed on April 18, 2011
● Acquisition Closed on April 18, 2011
● L & K to Focus on Met, Export, and PCI Sales
● L & K to Focus on Met, Export, and PCI Sales
● $25 Million of Expected Annual Synergies on Track
● $25 Million of Expected Annual Synergies on Track
● Preliminary Results for Q-1 2011
● Preliminary Results for Q-1 2011
 ● Tons shipped     1.2 Million
 ● Tons shipped     1.2 Million
 ● Average sales price (excl. transportation)  $127.52 Per Ton
 ● Average sales price (excl. transportation)  $127.52 Per Ton
 • Capital Expenditures    $7.4 Million
 • Capital Expenditures    $7.4 Million
 • Selling, general & administrative   $6.8 Million
 • Selling, general & administrative   $6.8 Million

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

11
Market Review

Coal Market Observations
Domestic
Domestic
 ● Greater Variability of Inventory Levels
 ● Greater Variability of Inventory Levels
 ● Improved Inquiry Activity
 ● Improved Inquiry Activity
 ● Strong Met Market
 ● Strong Met Market
International
International
 ● Very Strong Met Coal Markets
 ● Very Strong Met Coal Markets
 ● Strong Thermal Markets
 ● Strong Thermal Markets
 ● Greater Thermal Price Volatility Expected
 ● Greater Thermal Price Volatility Expected

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

Miscellaneous
Upcoming Investor Conferences and Meetings (Webcast May be Accessed at www.jamesrivercoal.com)
May 18, 2011	European Outlook Conference	Nice, France
June 23, 2011	Coal USA Conference	New York

Early August	2nd Quarter Earnings and Guidance

Question and Answer
Session